Exhibit  23.3

INDEPENDENT  AUDITORS'  CONSENT

We consent to the incorporation by reference in this Registration Statement of Budget Group, Inc. (formerly Team Rental Group, Inc.) on Form S-8 of our report dated April 12, 1996, appearing in the Annual Report on Form 10-K of Budget Group, Inc. for the year ended December 31, 1997.




DELOITTE  &  TOUCHE  LLP
Indianapolis,  Indiana

July  10,  1998